UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)   September 16, 2005
                                                        ------------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)




    Maryland                     001-09279                      13-3147497
-------------------------------------------------------------------------------
(State or other             (Commission File No.)               (IRS Employer
  jurisdiction of                                                   I.D. No.)
  incorporation)


        60 Cutter Mill Road, Suite 303, Great Neck, New York   11021
        -------------------------------------------------------------
        (Address of principal executive offices)           (Zip code)


     Registrant's telephone number, including area code     516-466-3100
                                                            ------------

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

    (i)   Report of Independent Registered Public Accounting Firm           1
    (ii)  Statement of Revenues and Certain Expenses                        2
    (iii) Notes to Statement of Revenues and Certain Expenses             3-4

(b) Pro Forma Financial Information Statements (Unaudited).

    (i)   Pro Forma Consolidated Financial Statements (Unaudited)           5
    (ii)  Pro Forma Consolidated Balance Sheet (Unaudited)                  6
    (iii) Pro Forma Consolidated Income Statements (Unaudited)            7-8
    (iv)  Notes to Pro Forma Consolidated Income Statements (Unaudited)  9-10

(c)  Shell Company Transactions.

        Not Applicable

(d)  Exhibits.

        Not Applicable




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY                      By: /s/ David W. Kalish
November 3, 2005                           -----------------------
                                           David W. Kalish
                                           Senior Vice President and
                                           Chief Financial Officer

            Report of Independent Registered Public Accounting Firm



Board of Directors and Stockholders
One Liberty Properties, Inc.

We have audited the statement of revenues and certain expenses of 45 Waterview Boulevard as described in Note 1 to be acquired by OLP Parsippany LLC, a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company") for the year ended December 31, 2004. The statement of revenues and certain expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of One Liberty Properties, Inc. and is not intended to be a complete presentation of 45 Waterview Boulevard's revenues and certain expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of 45 Waterview Boulevard as described in Note 1 for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.




New York, New York                          /s/ Ernst & Young LLP
August 26, 2005
                                        1

                             45 Waterview Boulevard

                   Statement of Revenues and Certain Expenses




                                           Six months ended   For the year ended
                                               June 30,           December 31,
                                                 2005                2004
                                                 ----                ----
                                              (unaudited)

Revenues:
    Base rents                                 $1,027,967         $2,053,590
    Tenant reimbursements                         607,886          1,178,887
                                               ----------         ----------
Total revenues                                  1,635,853          3,232,477
                                               ----------         ----------

Certain expenses:
    Property operating expenses                   607,886          1,178,887
                                                  -------          ---------
Total certain expenses                            607,886          1,178,887
                                                  -------          ---------

Revenues in excess of certain expenses         $1,027,967         $2,053,590
                                               ==========         ==========















                             See accompanying notes.

                             45 Waterview Boulevard
               Notes to Statement of Revenues and Certain Expenses
                                December 31, 2004

1. Organization and Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of 45 Waterview Boulevard (the "Property"), a four-story, Class A office building located in Parsippany, New Jersey for the year ended December 31, 2004. The Property, which has approximately 106,680 square feet of leaseable space, is leased in its entirety by DSM Nutritional Products, Inc. ("DSM"), which is a United States based subsidiary of Kininkijke DSM, N.V. ("Royal DSM"), who guarantees the lease and is headquartered in the Netherlands. The Property, which is currently owned by Falk US Property Income Fund, LP, is not a legal entity, but rather a property which is under contract for purchase by OLP Parsippany LLC, a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company").

The accompanying statement of revenues and certain expenses has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statement of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest, depreciation, and amortization.

2. Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

The lease with the tenant is accounted for as an operating lease. Base rent is recognized on a straight-line basis over the lease term. For the year ended December 31, 2004, the contractual rent amount due pursuant to the underlying lease exceeded the amount of rent recognized by $133,350, and for the (unaudited) six months ended June 30, 2005, the rent recognized exceeded the contractual rent amount due pursuant to the underlying lease by $35,844.

4. Risks and Uncertainties

The Property is leased to a single tenant, DSM Nutritional Products, Inc. ("the Tenant"), which occupies 100% of the Property's total gross leaseable area under a triple-net lease. Therefore, the Property's results of operations are significantly dependent on the overall health of the Tenant and their engineering plastics, resins and additive operations.

                             45 Waterview Boulevard
         Notes to Statement of Revenues and Certain Expenses (Continued)


5. Base Rents

On January 1, 1997, Hoffman-La Roche, Inc. entered into a ten-year triple-net lease agreement and subsequently assigned the lease to its subsidiary, Roche Vitamins. Effective as of September 30, 2003, Royal DSM acquired Roche Vitamins and assumed the obligations of Hoffman-La Roche, Inc. and Roche Vitamins under the lease. By the first amendment to the lease effective April 1, 2005, DSM agreed to extend the lease term for an additional ten years, expiring on August 31, 2017 with annual base rent ranging from $1,781,556 to $2,378,964 and an improvement allowance of $853,440, which was paid outside the property.


6. Future Minimum Rents

Future minimum lease payments to be received by the Property as of December 31, 2004 under a noncancellable operating lease are as follows:


                  2005                  $ 1,882,902
                  2006                    1,821,561
                  2007                    1,874,901
                  2008                    1,928,241
                  2009                    1,981,581
                  Thereafter             16,947,896
                                        -----------
                                        $26,437,082


7.  Interim Unaudited Financial Information

The statement of revenues and certain expenses for the six months ended June 30, 2005 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement of revenues and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

8.  Real Estate Management Agreement

The partnership paid management fees calculated at 2.5% of rents to The Gale Company and paid asset management fees calculated at 1% of assets to Daniel Borger during the year ended December 31, 2004 and six months ended June 30, 2005.

                          One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


On September 16, 2005, OLP Parsippany LLC, a wholly-owned subsidiary of One Liberty Properties, Inc. (the "Company") acquired real estate, in an arms length transaction, which is leased in its entirety by DSM Nutritional Products, Inc.
(DSM), a supplier of engineering plastics, resins, and additives for the beauty and cosmetics, beverage packaging, food packaging, and healthcare markets located in Parsippany, New Jersey (the "Property").

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2005, has been prepared as if the Company's acquisition of the Property had been consummated on June 30, 2005. The unaudited pro forma consolidated income statements for the year ended December 31, 2004 and for the six months ended June 30, 2005, are presented as if the Company's acquisition of the Property had occurred on January 1, 2004 and the effect was carried forward through the year ended December 31, 2004 and six month period ended June 30, 2005.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of the Property had occurred on January 1, 2004, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with (a) the Company's 2004 annual report on Form 10-K and the Company's Quarterly report on Form 10-Q for the period ended June 30, 2005 and
(b) the Company's Form 8-K filed on September 16, 2005.


                          One Liberty Properties, Inc.
                Pro Forma Consolidated Balance Sheet (Unaudited)
                               As of June 30, 2005
                             (Amounts in thousands)

                                                                                                         The
                                                                 The Company        Purchase            Company
                                                                  Historical           of              Pro Forma
                                                                     (A)            Property          as Adjusted
                                                                 -----------        --------          -----------

Assets
Real estate investments, at cost:
    Land                                                         $   49,131         $   6,000 (B)     $   55,131
    Buildings                                                       206,186            24,000 (B)        230,186
                                                                 ----------         ---------         ----------
                                                                    255,317            30,000            285,317
Less accumulated depreciation                                        20,736                 -             20,736
                                                                 ----------         ---------         ----------
                                                                    234,581            30,000            264,581

Investment in unconsolidated joint ventures                          28,664                 -             28,664
Cash and cash equivalents                                            29,025           (22,000)(B)          7,025
Unbilled rent receivable                                              5,822                 -              5,822
Escrow, deposits and other receivables                                1,454                 -              1,454
Investment in BRT Realty Trust (related party)                          694                 -                694
Deferred financing costs                                              2,759                 -              2,759
Other assets                                                          2,807                 -              2,807
                                                                 ----------         ---------         ----------
                                                                 $  305,806         $   8,000         $  313,806
                                                                 ==========         =========         ==========

Liabilities and stockholders' equity
Mortgages payable                                                $  143,233         $       -         $  143,233
Line of credit                                                            -             8,000(C)           8,000
Dividends payable                                                     3,250                 -              3,250
Accrued expenses and other liabilities                                3,195                 -              3,195
                                                                 ----------         ---------         ----------
Total liabilities                                                   149,678             8,000            157,678
                                                                 ----------         ---------         ----------

Commitments and contingencies                                             -                 -                  -

Stockholders' equity:
   Common stock                                                       9,746                 -              9,746
   Paid-in capital                                                  134,385                 -            134,385
   Accumulated other comprehensive income                               783                 -                783
   Unearned compensation                                             (1,554)                -             (1,554)
   Accumulated undistributed net income                              12,768                 -             12,768
                                                                 ----------         ---------         -----------
Total stockholders' equity                                          156,128                 -            156,128
                                                                 ----------         ---------         ----------
                                                                 $  305,806         $   8,000         $  313,806
                                                                 ==========         =========         ==========





                             See accompanying notes.


                                        6


                          One Liberty Properties, Inc.
               Pro Forma Consolidated Income Statement (Unaudited)
                      For the Year Ended December 31, 2004
                  (Amounts in thousands, except per share data)




                                                               The                                    Pro            The
                                                             Company             Purchase            Forma          Company
                                                            Historical              of              Adjust-        Pro Forma
                                                               (A)               Property (B)        ments        as Adjusted
                                                            ----------           ------------     -----------     -----------


Revenues:
    Rental income                                           $  25,792           $   3,233          $      40(C)    $  29,065
                                                            ---------           ---------          ---------       ---------

Expenses:
    Depreciation and amortization                               4,758                   -                600(D)        5,358
    General and administrative                                  3,127                   -                  -           3,127
    Real estate expenses                                        1,230               1,179                  -           2,409
    Leasehold rent                                                119                   -                  -             119
    Provision for valuation adjustment of real estate             366                   -                  -             366
                                                            ---------           ---------          ---------       ---------
                                                                9,600               1,179                600          11,379
                                                            ---------           ---------          ---------       ---------

Operating income                                               16,192               2,054               (560)         17,686

Other income and expenses:
     Equity in earnings of unconsolidated joint ventures        2,869                   -                  -           2,869
     Interest and other income                                    735                   -                  -             735
     Interest:
      Expense                                                  (8,394)                  -               (310)(E)      (8,704)
      Amortization of deferred financing costs                   (503)                  -                  -            (503)
Gain on sale of real estate                                        73                   -                  -              73
Gain on sale of available-for-sale securities                       2                   -                  -               2
                                                            ---------           ---------          ---------       ---------

Net income                                                  $  10,974           $   2,054          $    (870)      $  12,158
                                                            =========           =========          =========       =========


Net income per common share - basic and diluted: (F)
    Net income per common share                                 $1.13                                                  $1.25
                                                                =====                                                  =====





                         See accompanying notes.


                          One Liberty Properties, Inc.
               Pro Forma Consolidated Income Statement (Unaudited)
                     For the Six Months Ended June 30, 2005
                  (Amounts in thousands, except per share data)





                                                         The                              Pro                The
                                                       Company          Purchase          Forma            Company
                                                      Historical           of            Adjust-          Pro Forma
                                                         (A)           Property (B)       ments          as Adjusted
                                                      ----------       ------------     ---------        -----------


Revenues:
    Rental income                                     $  13,884         $   1,636        $      19(C)      $  15,539
                                                      ---------         ---------        ---------         ---------

Expenses:
    Depreciation and amortization                         2,801                 -              300(D)          3,101
    General and administrative                            1,852                 -                -             1,852
    Real estate expenses                                    265               608                -               873
    Leasehold rent                                          154                 -                -               154
    Provision for valuation adjustment of real estate       469                 -                -               469
                                                      ---------         ---------        ---------         ---------
                                                          5,541               608              300             6,449
                                                      ---------         ---------        ---------         ---------

Operating income                                          8,343             1,028             (281)            9,090

Other income and expenses:
   Equity in earnings of unconsolidated joint ventures    1,851                 -                -             1,851
   Interest and other income                                 81                 -                -                81
   Interest:
        Expense                                          (5,117)                -             (200)(E)        (5,317)
        Amortization of deferred financing costs           (313)                -                -              (313)
Gain on sale of air rights                               10,248                 -                -            10,248
Loss on sale of available-for-sale securities                (1)                -                -                (1)
                                                      ---------         ---------        ---------         ---------

Income from continuing operations                     $  15,092         $   1,028        $    (481)        $  15,639
                                                      =========         =========        =========         =========


Net income per common share - basic and diluted: (F)
    Income from continuing operations                     $1.54                                                $1.59
                                                          =====                                                =====








                              See accompanying notes.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1. Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2005

  (A) To reflect the unaudited consolidated balance sheet of the Company as of June 30, 2005, as reported on the Company's Quarterly Report on Form 10-Q.

  (B) To reflect the September 16, 2005 purchase allocation of the company's acquisition of the property located in Parsippany, New Jersey (the "Property"), as of June 30, 2005, for approximately $30 million. There was no independent valuation performed on the Property. The Company intends to account for the acquisition in accordance with SFAS 141 and 142 and is currently in the process of analyzing the fair value of the Property's in-place lease. Consequently, no value has yet been assigned to the lease in the accompanying pro forma balance sheet and therefore, the purchase price allocation is preliminary and subject to change.

  (C) To reflect the funds borrowed under the Company's line of credit used to purchase the Property.

2. Notes to Pro Forma Consolidated Income Statement for the Year Ended December 31, 2004

(A) To reflect the consolidated historical income statement of the Company for the year ended December 31, 2004, as reported on the Company's Form 10-K.

(B) To reflect the historical operations of the Property for the year ended December 31, 2004.

(C) To reflect incremental straight line rental income amounts for the period.

(D) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years for the year ended December 31, 2004.

(E) To reflect the interest expense for the year ended December 31, 2004 for borrowings under the revolving line of credit used to fund a portion of the purchase price ($8 million at approximately 3.9%).

(F) Basic net income per common share is calculated based on approximately 9,728,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 9,744,000 weighted average common shares and common share equivalents outstanding.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                             (Unaudited) - Continued


3. Notes to Pro Forma Consolidated Income Statement for the Six Months Ended June 30, 2005

(A) To reflect the consolidated historical income statement of the Company for the six months ended June 30, 2005, as reported on the Company's Quarterly Report on Form 10-Q.

(B) To reflect the historical operations of the Property for the six months ended June 30, 2005.

(C) To reflect incremental straight line rental income amounts for the period.

(D) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years.

(E) To reflect the interest expense for the six months ended June 30, 2005 for borrowings under the revolving line of credit used to fund a portion of the purchase price ($8 million at approximately 5.0%).

(F) Basic net income per common share is calculated based on approximately 9,818,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 9,824,000 weighted average common shares and common share equivalents outstanding.